UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2020

Aaron’s Holdings Company, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-39628	85-2484385
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(678) 402-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 27, 2020, Aaron’s Holdings Company, Inc. (the “Company”) received a notice from the administrator of the Aaron’s, Inc. Employees Retirement Plan (the “Plan”) advising the Company that, as a result of the transfer of records and assets of certain participants from the Plan to the new Aaron’s 401(k) Retirement Plan (“New Plan”) established in connection with the anticipated closing of the Company’s previously announced separation transaction, such participants in the Plan will be unable, during a temporary blackout period, to diversify or direct investments in their accounts, or obtain a loan, withdrawal or distribution from the Plan. The temporary blackout period will only impact the participants in the Plan having their records and assets transferred to the New Plan. The temporary blackout period for these Plan participants begins at 3:00 p.m. Central Time on December 2, 2020 and ends on December 8, 2020.

On October 30, 2020, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, the Company sent a notice to its directors and executive officers informing them of the blackout period and restrictions on engaging in certain transactions involving Company common stock (including exercising Company stock options) or any derivatives of Company common stock during the blackout period. A copy of the notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

During the blackout period and for a period of two years thereafter, information regarding the blackout period, including confirmation of the actual beginning and ending dates, may be obtained, without charge, by contacting:

Aaron’s Holdings Company, Inc.

Attention: Benefits Department

400 Galleria Parkway SE, Suite 300

Atlanta, Georgia 30339

Telephone Number: (678) 402-3000

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Blackout Notice, dated October 30, 2020 to Directors and Executive Officers of Aaron’s Holdings Company, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S HOLDINGS COMPANY, INC.

By:	/s/ Robert W. Kamerschen
Robert W. Kamerschen
Executive Vice President, General Counsel, Chief Corporate Affairs Officer & Corporate Secretary

Date: October 30, 2020